THE ADVISORS’ INNER CIRCLE FUND II

Kopernik Global All-Cap Fund (the “Fund”)

Supplement dated October 11, 2018

to the

Summary Prospectus, Statutory Prospectus and

Statement of Additional Information (the “SAI”),

each dated March 1, 2018, as supplemented.

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Statutory Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Statutory Prospectus and SAI.

Effective immediately, Class A Shares and Class I Shares of the Fund are available to new investors. Accordingly, all references to the contrary are hereby deleted from the Summary Prospectus, Statutory Prospectus and SAI.

Please retain this supplement for future reference.

KGI-SK-006-0100